EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
26-Dec-07                                                                                                                  31-Dec-07
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                            Period #
25-Jan-08                                         ------------------------------                                                  34

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Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $272,832,750
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886         $9,393,751
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000                 $0
     Class A-4 Notes                                                     $264,507,000       $231,063,999
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $292,738,403
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $13,695,344
           Receipts of Pre-Paid Principal                                  $5,525,783
           Liquidation Proceeds                                              $356,867
           Principal Balance Allocable to Gross Charge-offs                  $327,658
        Total Principal Reduction                                         $19,905,653

        Interest Collections
           Receipts of Interest                                            $1,046,008
           Servicer Advances                                                  $43,277
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $18,254
           Net Investment Earnings                                            $29,403
        Total Interest Collections                                         $1,136,942

     Total Collections                                                    $20,714,937

     Ending Receivables Outstanding                                      $272,832,750

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $689,312
     Current Period Servicer Advance                                          $43,277
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $732,590

Collection Account
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     Deposits to Collection Account                                       $20,714,937

     Distribution Amounts Due
        Servicing Fees Due                                                   $243,949
        Class A Noteholder Interest Distribution Due                         $891,953
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $19,016,257
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $243,949
        Amounts Deposited into Note Distribution Account                  $20,027,728
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $443,260
     Total Distributions from Collection Account                          $20,714,937

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $443,260
     Total Excess Funds Released to the Depositor                            $443,260

Note Distribution Account
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     Amount Deposited from the Collection Account                         $20,027,728
     Interest Distribution to Noteholders                                  $1,011,471
     Principal Distribution to Noteholders                                $19,016,257
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $20,027,728

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                               $0              $0.00
     Class A-4 Notes                                                         $891,953              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                               $0                 $0         $0.00       100.00%
     Class A-4 Notes                                                      $19,016,257       $231,063,999        $76.04        92.40%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       27,762             26,939
     Weighted Average Remaining Term                                            21.89              20.94
     Weighted Average Annual Percentage Rate                                    4.15%              4.15%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $240,719,006             88.23%
        1-29 days                                                         $22,169,958              8.13%
        30-59 days                                                         $6,938,498              2.54%
        60-89 days                                                         $1,585,882              0.58%
        90-119 days                                                          $694,810              0.25%
        120+ days                                                            $724,597              0.27%
        Total                                                            $272,832,750            100.00%
        Delinquent Receivables +30 days past due                           $9,943,787              3.64%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $327,658
        Recoveries for Current Period                                         $18,254
        Net Write-Offs for Current Period                                    $309,405

        Cumulative Realized Losses                                         $8,612,551


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                     $980,959                 51
        Ending Period Repossessed Receivables Balance                        $850,237                 53
        Principal Balance of 90+ Day Repossessed Vehicles                     $84,609                  5


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $10,283,147
     Beginning Period Amount                                              $10,283,147
     Current Distribution Date Required Amount                             $9,393,751
     Current Period Release                                                  $889,396
     Ending Period Amount                                                  $9,393,751
     Next Distribution Date Required Amount                                $8,544,837

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $29,403
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                                       $0
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                        $0
